                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported)
                                June 15, 1998

                ContiMortgage Home Equity Loan Trust 1998-1
------------------------------------------------------------------------------
          (Exact name of registrant as specified in its charter)




                                                             16-1547407
                                                             16-1547408
        New York                      33-339505             16-1547409
     ----------------------------    ------------       -------------------
     (State or Other Jurisdiction    (Commission)       (I.R.S. Employer
      of Incorporation)              File Number)       Identification No.)


c/o Manufacturers & Traders Trust
One M&T Plaza
Buffalo, New York
Attn: Corporate Trust Department                     14203-2599
--------------------------------                     ----------
(Address of Principal)                                (Zip Code)


Registrant's telephone number, including area code (716) 842-5589

                                   No Change
---------------------------------------------------------------------------
      (Former name or former address, if changed since last report)

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Note: Please see page 5 for Exhibit Index                               Page 1


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Item 5.   Other Events.

     On June 15, 1998 a scheduled distribution was made from the Trust to holders of the Class A, B, C and R Certificates. The information contained in the Trustee's Monthly Servicing Report for the month of May, 1998 dated June 15, 1998 attached hereto as Exhibit 19 is hereby incorporated by reference.

     In addition to the information included in the Trustee's Monthly Report, the gross servicing compensation paid to the Servicer for the month of May, 1998 was $775,349.01.

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Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.

(a)       Not applicable

(b)       Not applicable

(c)       Exhibits:

  19.  Trustee's Monthly Servicing Report for the month of  May, 1998.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                    By:  CONTISECURITIES ASSET FUNDING CORP.,
                         As Depositor



                          By      /s/ Robert Riedl
                                 ----------------------------------------
                          Name:  Robert Riedl
                          Title:    Vice President,Secretary and Treasurer



Dated: June 30, 1998

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                                  EXHIBIT INDEX
Exhibit No.      Description


19.              Trustee's Monthly Servicing Report for the Month of May,
               1998.


































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